EXHIBIT 10.08.1
T. ROWE PRICE GROUP, INC.
AMENDED AND RESTATED
2007 NON-EMPLOYEE DIRECTOR EQUITY PLAN

1)    Purpose

T. Rowe Price Group, Inc., a Maryland corporation (the “Company”), maintains the T. Rowe Price Group, Inc. 2007 Non-Employee Director Equity Plan (the “Plan”) for the benefit of Non‑Employee Directors of the Company. The Plan is intended to benefit the Company by providing Non-Employee Directors of the Company with a proprietary stake in the Company’s future success and, thereby, aligning their interests with those of the Company’s stockholders. The Plan hereby is amended and restated, as set forth herein, effective as of February 12, 2009, to be known hereafter as the T. Rowe Price Group, Inc. Amended and Restated 2007 Non‑Employee Director Equity Plan.

The Plan provides for equity grants to Non-Employee Directors which they may choose to receive in the form of stock options, restricted shares, or stock units.

2)    Definitions

Under this Plan, except where the context otherwise indicates, the following definitions apply:

a)“Account” means a bookkeeping reserve account to which Stock Units are credited on behalf of Non-Employee Directors.

b)“Annual Meeting” means the annual meeting of the stockholders of the Company at which members of the Board are to be elected.

c)“Award” means a share of Common Stock, Stock Unit, or Option granted under this Plan.

d)“Board” means the Board of Directors of the Company.

e)“Change in Control” means the earliest to occur of any of the following events, construed in accordance with Code section 409A:

i)    Any one person or more than one person acting as a group acquires, or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or group, beneficial ownership of thirty-five percent or more of the total voting power of the Company’s then outstanding voting securities;

ii)    A majority of the members of the Company’s Board is replaced during any twelve-month period by directors whose appointment or election is not endorsed or approved

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by a majority of the members of the Board who were members of the Board of Directors prior to the initiation of the replacement; or

iii)    Any one person or more than one person acting as a group acquires, or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or group, assets of the Company that have a total gross fair market value of forty percent or more of the total gross fair market value of all of the assets of the Company immediately prior to the initiation of the acquisition.

f)“Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

g)“Common Stock” means the common stock, par value $.20 per share, of the Company.

h)“Company” means T. Rowe Price Group, Inc., a Maryland corporation.

i)“Effective Date” means April 12, 2007.

j)“Election Form” means the form prescribed by the Plan Administrator on which a Non-Employee Director specifies the form in which his or her Initial Director Grant or Periodic Grants are to be granted.

k)“Fair Market Value” means, with respect to the Common Stock, as of any date:

i)    if the principal market for the Common Stock (as determined by the Plan Administrator if the Common Stock is listed or admitted to trading on more than one exchange or market) is a national securities exchange or an established securities market, the official closing price per share of Common Stock for the regular market session on that date on the principal exchange or market on which the Common Stock is then listed or admitted to trading or, if no sale is reported for that date, on the last preceding day on which a sale was reported;

ii)    if the principal market for the Common Stock is not a national securities exchange or an established securities market, the average of the highest bid and lowest asked prices for the Common Stock on that date as reported on a national quotation system or, if no prices are reported for that date, on the last preceding day on which prices were reported; or

iii)    if the Common Stock is neither listed or admitted to trading on a national securities exchange or an established securities market, nor quoted by a national quotation system, the value determined by the Plan Administrator in good faith.

l)“Incumbent Director” means a person who is a Non-Employee Director immediately before and on the Effective Date.

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m)“Initial Director Grant” means the initial grant of Restricted Shares or Stock Units to a Non-Employee Director pursuant to Section 5(a).

n)“Initial Plan Year” means the first Plan Year commencing on the Effective Date.

o)“New Director” means a person who (i) is first elected or appointed as a Non‑Employee Director on or after the Effective Date, or (ii) first becomes a Non‑Employee Director on or after the Effective Date.

p)“Non-Employee Director” means a member of the Board who, at the relevant time, is not an employee of the Company or of any direct or indirect subsidiary or affiliate of the Company.

q)“Option” means a nonstatutory option to purchase shares of Common Stock.

r)“Periodic Grant” means the grant of Options, Restricted Shares or Stock Units to a Non‑Employee Director pursuant to Section 5(b).

s)“Plan” means this T. Rowe Price Group, Inc. 2007 Non-Employee Director Equity Plan, as amended from time to time.

t)“Plan Administrator” means the Nominating and Corporate Governance Committee of the Board.

u)“Plan Share Reserve” means the maximum number of shares of Common Stock that may be issued with respect to Awards granted under the Plan.

v)“Plan Year” shall be the twelve-month period coinciding with the calendar year; provided, however, that the first Plan Year shall be a shorter period commencing on the Effective Date and ending on December 31, 2007.

w)“Restricted Shares” means shares of Common Stock that, upon issuance, are nontransferable and subject to forfeiture for a specified period.

x)“Stock Unit” means a share equivalent credited to a Non‑Employee’s Account and which represents the Company’s unfunded promise to deliver one share of Common Stock upon a specified future event or date.

y)“Termination Date” means the date on which a Non-Employee Director ceases to serve as a member of the Board and has otherwise incurred a “separation from service” within the meaning of Code section 409A.

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3)    Administration

The Plan Administrator shall have full authority to administer the Plan. This authority includes, without limitation, authority (i) to interpret and construe any provision of the Plan and the terms of any Award granted under it, (ii) to modify in its discretion the number, timing and/or terms of Awards to be granted pursuant to Section 5 of the Plan without requiring stockholder approval thereof, and (iii) in general, to make all other determinations advisable for the administration of the Plan to achieve its stated purpose. This authority also includes the authority, as the Plan Administrator may deem necessary or advisable, to adopt such rules, regulations, agreements, guidelines and instruments for administering the Plan and for conducting the Plan Administrator’s business. A majority of the members of the Plan Administrator shall constitute a quorum for the transaction of business and the vote of a majority of those members present at any meeting at which a quorum is present shall decide any question brought before that meeting. In lieu of a meeting, the Plan Administrator may take action by unanimous written consent. Decisions of the Plan Administrator shall be final and binding on all parties. The Plan Administrator shall have the power to delegate all or any of its non-discretionary duties to one or more designees. To the maximum extent permitted by law, no member of the Plan Administrator or its designees shall be liable for any action taken or decision made in good faith relating to the Plan or any Award. To the maximum extent permitted by law and by the Company’s charter and by-laws, the members of the Plan Administrator and its designees shall be indemnified by the Company in respect of all their activities under the Plan.

4)    Stock Reserved for the Plan

a)    Plan Share Reserve. Subject to the following provisions of this Section 4 and adjustments as provided in Section 8 of the Plan, the Plan Share Reserve shall be equal to 750,000 shares of Common Stock.

b)    Adjustments to Plan Share Reserve. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, the shares subject to such Award shall thereafter be available for further Awards under the Plan.

c)    Share Accounting. Any shares of Common Stock subject to Options granted under the Plan shall be counted against the Plan Share Reserve set forth in Section 4(a) as one share of Common Stock for every one share subject to such Award. Any shares of Common Stock subject to Awards other than Options shall be counted against the Plan Share Reserve set forth in Section 4(a) as three and one-third shares of Common Stock for every one share subject to such Award.

d)    Source of Shares. The Company shall reserve for issuance pursuant to this Plan such number of shares of Common Stock as may from time to time be granted or subject to Awards hereunder. The source of the shares of Common Stock issued pursuant to this Plan may be, in the discretion of the Board or the Plan Administrator, authorized and unissued shares, shares purchased on the open market, or shares derived from any other proper source. In the absence of any specific determination by the Board or the Plan Administrator, the source shall be authorized and unissued shares.

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5)    Grants of Equity Awards

a)    Initial Director Grant. Each person first elected or appointed as a Non‑Employee Director on or after the Effective Date, shall be granted, as of the close of business on the date of the first regular meeting of the Board held on or after the date of such Non-Employee Director’s election or appointment, an Initial Director Grant of 4,200 Restricted Shares or 4,200 Stock Units, in such form as the Non‑Employee Director shall have elected pursuant to Section 7. Notwithstanding the foregoing sentence, a person who was an employee of the Company or any of its subsidiaries or affiliates at any time within three years before becoming a Non-Employee Director shall not be entitled to receive an Initial Director Grant.

b)    Periodic Grants. Each Non-Employee Director shall be granted, as of the close of business on the third business day following the earnings release for the first and third fiscal quarter of each year, in such form as the Non‑Employee Director shall have elected pursuant to Section 7, an Award of 4,200 Options, 1,250 Restricted Shares, or 1,250 Stock Units.

c)    Non-duplication of Grants. Notwithstanding the provisions of Section 5(b) above, Periodic Grants will not be granted to a Non-Employee Director during the calendar year in which the Non‑Employee Director receives his or her Initial Director Grant.

d)    Grant Eligibility. No individual shall be granted an Award under this Plan unless such individual is a Non-Employee Director on the applicable grant date.

e)    Modification of Awards. The Plan Administrator in its discretion may modify the number and/or timing of the Awards to be granted pursuant to the provisions of Sections 5(a) and 5(b) above without stockholder approval.

6)    Terms of Awards

a)    Terms of Options. Each Option granted under this Plan on or after February 12, 2009, shall:

i)    have an exercise price for each share subject thereto equal to the Fair Market Value of the Common Stock on the grant date;

ii)    be unvested and not be exercisable as to any shares when granted and, subject to the provisions of Section 8(b)(ii), shall (A) if granted as an Initial Director Grant, become vested and exercisable in full as of the close of business on the earlier of the Non-Employee Director’s date of death or the first anniversary of the grant date, and (B) if granted as a Periodic Grant, become vested and exercisable in full as of the close of business on the earliest of the Non-Employee Director’s date of death, the first anniversary of the grant date, or the day immediately prior to the Annual Meeting that occurs in the next calendar year following the year in which the grant date occurs, provided that in the case of subclause (A) or (B) of this Section 6(a)(ii) the holder is a member of the Board on the applicable vesting date;

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iii)    terminate and no longer be exercisable, to the extent unvested, when the Non-Employee Director ceases to be a member of the Board for any reason other than death, and to the extent vested, on the earlier to occur of the expiration of ten years after the grant date of such Option or five years after the Non-Employee Director ceases to be a member of the Board for any reason; and

iv)    provide for payment of the exercise price via cash, check, or tender of shares of Common Stock, by way of a broker-assisted cashless exercise in accordance with procedures established by the Plan Administrator, or any combination thereof.

Options granted under this Plan are not transferable by the Non-Employee Director otherwise than by will or the laws of descent and distribution and are exercisable during the Non-Employee Director’s lifetime only by the Non-Employee Director; except that with the consent of the Plan Administrator, Options may be transferred to a family member or a trust, partnership or the like for the benefit of the Non-Employee Director or such family members. No assignment or transfer of an Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by will, the laws of descent and distribution or by consent of the Plan Administrator, shall vest in the assignee or transferee any interest or right therein whatsoever, but immediately upon any attempt to assign or transfer the Option the same shall terminate and be of no force or effect. No Option holder shall have any rights as a stockholder with respect to any shares of Common Stock covered by an Option until the date a stock certificate or certificates representing such shares is issued or such other evidence of issuance of the shares to the person is entered on the records of the Company. Except as provided in Section 8, no adjustment for dividends or otherwise shall be made if the record date is prior to the date of issuance of the shares of Common Stock purchased pursuant to exercise of the Option.

b)    Terms of Restricted Shares. All Restricted Shares granted under this Plan on or after February 12, 2009, shall:

i)    be unvested and forfeitable upon grant and shall not be transferable or subject in any manner to anticipation, alienation, sale, exchange, assignment, pledge, encumbrance, or garnishment, or in any other manner made subject to a hedge transaction or puts and calls prior to becoming vested in full;

ii)    subject to the provisions of Section 8(b)(ii), (A) if granted as an Initial Director Grant, become vested in full, no longer subject to risk of forfeiture and transferable (subject to any restrictions imposed by law and any then-applicable stock ownership and retention guidelines for directors of the Company) as of the close of business on the earlier of the Non-Employee Director’s date of death or the first anniversary of the grant date, and (B) if granted as a Periodic Grant, become vested in full, no longer subject to risk of forfeiture and transferable (subject to any restrictions imposed by law and any then-applicable stock ownership and retention guidelines for directors of the Company) as of the close of business on the earliest of the Non‑Employee Director’s date of death, the first anniversary of the grant date, or the day immediately prior to the Annual Meeting that occurs in the next calendar

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year following the year in which the grant date occurs, provided that in the case of subclause (A) or (B) of this Section 6(b)(ii) the holder is a member of the Board on the applicable vesting date; and

iii)    entitle the holder to all the rights of a stockholder, including voting and rights to receive dividends and distributions with respect to such shares, but shall be subject to transfer restrictions until vested.

If the Non‑Employee Director ceases to be a member of the Board for any reason other than death, all unvested Restricted Shares will be forfeited to the Company upon such cessation without any consideration paid therefor. The Non-Employee Director will be reflected on the Company’s books as the owner of record of the shares of Common Stock represented by the Restricted Shares as of the grant date. The Company will retain the shares in uncertificated book entry form with a notation as to their nontransferability, until the Restricted Shares become vested and nonforfeitable. As soon as practicable after vesting of the Restricted Shares, the Company will remove any notation of nontransferability of the shares on its books and, unless requested to deliver a share certificate to the Non-Employee Director, or to deliver shares electronically or in certificate form to the Non-Employee Director’s designated broker on the director’s behalf, for such vested shares, the Company will retain the shares in uncertificated book entry form. All regular cash dividends payable with respect to the Restricted Shares will be paid directly to the Non-Employee Director on the applicable dividend payment dates, notwithstanding that the shares are then unvested.

c)    Terms of Stock Units. All Stock Units granted under this Plan on or after February 12, 2009, shall:

i)    be unvested and subject to risk of forfeiture when granted and, subject to the provisions of Section 8(b)(ii), shall (A) if granted as an Initial Director Grant, become vested in full and no longer subject to risk of forfeiture as of the close of business on the earlier of the Non-Employee Director’s date of death or the first anniversary of the grant date, and (B) if granted as a Periodic Grant, become vested in full as of the close of business on the earliest of the Non-Employee Director’s date of death, the first anniversary of the grant date, or the day immediately prior to the Annual Meeting that occurs in the next calendar year following the year in which the grant date occurs, provided that in the case of subclause (A) or (B) of this Section 6(c)(i) the holder is a member of the Board on the applicable vesting date;

ii)    at all times be nontransferable and not subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment, or in any other manner made subject to a hedge transaction or puts and calls; and

iii)    be settled in shares of Common Stock, to the extent vested, upon the Non‑Employee Director’s Termination Date, unless the Non-Employee director is a “specified employee” (as defined under Code section 409A and determined in good faith by the Plan Administrator). If a Non-Employee Director is a “specified employee” on the Termination Date, the restricted stock units to be settled on account of the occurrence of

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that Termination Date will be settled within 15 days after the end of the six-month period beginning on that Termination Date or, if earlier, within 15 days after the appointment of the personal representative or executor of the estate after the Non-Employee Director’s death.

If the Non-Employee Director ceases to be a member of the Board for any reason other than death, all unvested Stock Units will be forfeited upon such cessation without any consideration paid therefor. Upon settlement, the Company shall issue to the unit holder, or the unit holder’s estate as applicable, a number of shares of Common Stock equal to the number of whole, vested Stock Units then credited to the unit holder’s Account; any fractional Stock Units will be settled in cash. The grant of a Stock Unit shall not entitle the unit holder to voting or other rights as a stockholder until shares of Common Stock are issued to the unit holder upon settlement. If the Company declares a cash dividend payable to the holders of its Common Stock, then, on the dividend payment date, each unit holder who has Stock Units credited to an Account on the record date for such dividend will be credited with dividend equivalents in the form of additional, vested Stock Units. The number of Stock Units to be credited shall be equal to the quotient determined by dividing (a) by (b), where (a) is the product of (i) the cash dividend payable per share of Common Stock, multiplied by (ii) the number of whole Stock Units credited to the unit holder’s Account as of the record date, and (b) is the Fair Market Value of a share of Common Stock on the dividend payment date. The Plan Administrator shall determine, in its discretion, whether to credit fractional units to the Account, eliminate fractional units, or pay out fractional units in cash to the unit holder on the dividend payment date. If the unit holder’s Stock Units have been settled after the record date but prior to the dividend payment date, any Stock Units that would be credited pursuant to the preceding sentence shall be settled on or as soon as practicable after the dividend payment date.

d)    Award Agreement. Each Award granted under this Plan shall be evidenced by an agreement, in a form approved by the Plan Administrator, which shall be subject to the terms and conditions of the Plan.

7)    Election Procedures

a)    Election Timing Rules. Each Non-Employee Director shall elect the form in which he or she will be granted Awards under the Plan by filing with the treasurer of the Company an Election Form in accordance with the following rules:

i)    Initial Plan Elections. For the Initial Plan Year, Incumbent Directors must file an Election Form prior to or within 14 days after the Effective Date. Such elections shall apply to Awards that are scheduled to be granted, under the terms of Section 5, after the written notice is received by the treasurer of the Company.

ii)    Elections by New Directors. Each New Director must file an Election Form prior to or within 14 days after becoming a Non-Employee Director. Such election shall apply to Awards that are scheduled to be granted, under the terms of Section 5, after the written notice is received by the treasurer of the Company.

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iii)    Modification of Elections. Election Forms will remain in effect from year to year unless modified prospectively by the Non-Employee Director for a subsequent Plan Year. A Non-Employee Director may modify an existing Election Form for any subsequent Plan Year by filing a new Election Form with the treasurer of the Company by December 31st of the year preceding the Plan Year for which the modification is to become effective. A Non-Employee Director may not modify an Election Form with respect to Awards to be granted during a Plan Year after the Plan Year has commenced.

b)    Default Election. If a Non-Employee Director does not have a valid Election Form in effect at the relevant time, the Non-Employee Director’s Award shall be made in the form of Stock Units.

8)    Adjustments for Corporate Transactions and Other Events
a)    Capital Adjustments. The Plan Share Reserve, the number of shares covered by each outstanding Award or reflected in the Accounts, the exercise price per share of each outstanding Option, and the number of Awards to be granted pursuant to Section 5 shall all be proportionately adjusted automatically for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Company. In the case of other changes in the Company’s capitalization, adjustments shall be made to reflect the transaction as determined by the Plan Administrator to be necessary or appropriate. The Plan Administrator shall determine the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the adjustments to be made under this Section 8(a), which treatment may include the cancellation of fractional shares without payment therefor. The Plan Administrator will make the adjustments and determinations under this Section 8(a), and its determination will be final, binding and conclusive.
b)    Merger, Consolidation, or Other Events.

i)    Non-Change in Control Transactions. Except with respect to the transactions set forth in Section 8(a), in the event of any change affecting the Common Stock, the Company or its capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation or share exchange, other than any such change that is part of a transaction resulting in a Change in Control of the Company, the Plan Administrator, in its discretion and without the consent of the holders of the Awards, may make (A) appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan, as provided in Section 4 of the Plan; and (B) any adjustments in outstanding Awards, including but not limited to modifying the number, kind and price of securities subject to the Awards.

ii)    Change in Control Transactions. In the event of any transaction resulting in a Change in Control of the Company, (A) all outstanding Awards will become fully vested immediately before and contingent upon the Change in Control; (B) all outstanding Options

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not exercised prior to or upon the Change in Control will terminate at the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation, assumption or settlement of such Options by, or for the substitution of equivalent options of, the surviving or successor entity or a parent thereof; and (C) all Stock Units credited to Accounts as of the Change in Control will be settled in shares or in cash at the discretion of the Board upon the Change in Control or as soon as practicable thereafter but in no event later than the close of the calendar year in which the Change in Control occurs.

iii)    Other. In the event of a change in the Company’s Common Stock which is limited to a change in the designation thereof to “Capital Stock” or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase in the number of issued shares, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.

9)    Amendment, Modification and Termination of the Plan

The Board may amend, modify, or terminate this Plan at any time and from time to time; provided, however, that without the degree of stockholder approval required by the Company’s charter or bylaws, applicable law, or the rules and regulations of any exchange or trading market on which the Company’s securities are then traded, the Board may not: (a) increase the number of shares of Common Stock that may be issued under this Plan, (b) modify the share accounting provisions set forth in Section 4(c) of the Plan, or (c) modify the requirements as to eligibility for participation in this Plan. No amendment, modification, or termination of the Plan shall adversely affect the rights of a holder of an Award without the written consent of the holder. In the event that the Plan is terminated, the Company will continue to maintain the Accounts and settle Stock Units credited thereto only in accordance with the provisions of Code section 409A. Notwithstanding anything herein to the contrary, the Plan Administrator is authorized to amend the Plan in such manner as it may determine to be necessary or desirable to ensure the Plan’s compliance with Section 409A of the Code or other applicable law or the rules and regulations of any exchange or trading market on which the Company’s securities are then traded.

10)    Claims Procedure

a)    Named Fiduciary. The Plan Administrator shall be the named fiduciary for purposes of this claims procedure.

b)    Initial Claims. If a Non‑Employee Director or other person does not receive timely payment of any benefits which he or she believes are due and payable under the Plan, the claimant of such benefit must file a written claim with the Plan Administrator within 60 days from the date payment or delivery is refused. The Plan Administrator shall review the written claim and, if the claim is denied in whole or in part, shall provide, in writing and within 90 days of receipt of such claim, the specific reasons for such denial and reference to the provisions of this Plan upon which the denial is based and any additional material or information necessary to perfect the claim. Such

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written notice shall further indicate the steps to be taken by the claimant if a further review of the claim denial is desired.

c)    Appeals. If the claimant desires a second review, he or she shall notify the Plan Administrator in writing within 60 days of the first claim denial. The claimant may review the Plan or any documents relating thereto and submit any written issues and comments he or she may feel appropriate. In its discretion, the Plan Administrator shall then review the second claim and provide a written decision within 60 days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Plan upon which the decision is based.

11)    Compliance With Laws And Regulations

The Plan, the grant of Awards, and the obligation of the Company to issue and deliver shares of Common Stock upon the exercise of Options, grant of Restricted Shares, or settlement of Stock Units shall be subject to all applicable foreign, federal and state laws, rules, and regulations and to such approvals by such governmental or regulatory agency or national securities exchange as may be required. The Company shall not be required to issue any shares of Common Stock upon the exercise of Options, grant of Restricted Shares, or settlement of Stock Units if the issuance of such shares shall constitute a violation by the Non-Employee Director or the Company of any provisions of any law or regulation of any governmental authority or national securities exchange. Each Award granted under this Plan shall be subject to the requirement that, if at any time the Plan Administrator shall determine that (a) the listing, registration or qualification of the shares subject thereto on any securities exchange or trading market or under any state or federal law of the United States or of any other country or governmental subdivision thereof, (b) the consent or approval of any governmental regulatory body, or (c) the making of investment or other representations are necessary or desirable in connection with the issue or purchase of shares subject thereto, no shares of Common Stock may be issued upon grant, settlement, or exercise of any Award unless such listing, registration, qualification, consent, approval or representation shall have been effected or obtained, free of any conditions not acceptable to the Plan Administrator. Any determination in this connection by the Plan Administrator shall be final, binding, and conclusive.

12)    Miscellaneous

a)    Non-Guarantee of Service. Nothing in the Plan or in any agreement evidencing an Award, nor any action taken pursuant to the Plan, shall confer any right on an individual to continue in the service of the Company as a Non‑Employee Director or in any other capacity for any period of time or at a particular retainer or other rate of compensation, or as limiting, interfering with or otherwise affecting the provisions of the Company’s charter, by-laws or the Maryland General Corporation Law relating to the removal of directors.

b)    Unfunded Status of Plan. The Plan, with respect to Stock Units credited to Accounts, is intended to constitute and at all times shall be interpreted and administered so as to qualify as an unfunded deferred compensation plan for a select group of directors under the Employee Retirement Income Security Act of 1974, as amended. Neither the Plan nor any Award shall create or be

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construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Non‑Employee Director or any other person. To the extent that any Non-Employee Director or other person acquires a right to receive payments from the Company pursuant to the Plan or any Award made under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

c)    Governing Law. The validity, construction and effect of the Plan, of Award agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Plan Administrator relating to the Plan or such Award agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Maryland, without regard to its conflict of laws principles.

d)    Effect on Other Plans. On and after the Effective Date of this Plan, no further stock options shall be granted to Non-Employee Directors under the Company’s 1998 Director Stock Option Plan.

e)    Effective Date and Expiration Date. The Plan became effective on April 12, 2007, which is the date on which it was approved by the stockholders of the Company. No Award shall be granted under the Plan on or after the tenth anniversary of the Effective Date of the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

f)    409A Savings Clause. It is intended that the Plan comply with Section 409A of the Code. The Plan shall be administered, interpreted and construed in a manner consistent with such Code Section. Should any provision of this Plan be found not to comply with the provisions of Section 409A of the Code, it shall be modified and given effect, in the sole discretion of the Plan Administrator and without requiring consent of any Award holder, in such manner as the Plan Administrator determines to be necessary or appropriate to comply with Section 409A of the Code.

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